Washington, D.C. 20549

                      FORM 8-K

                   CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                  November 12, 1999
                   Date of Report
          (Date of Earliest Event Reported)

             NEXTPATH TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

              114 South Churton Street
                      Suite 101
              Hillsborough, N.C. 27278
      (Address of principal executive offices)

                    919/644-0600
                 919/644-1115 (fax)
            Registrant's telephone number

                EPILOGUE CORPORATION
                 1504 R Street, N.W.
               Washington, D.C. 20009
          (Former name and former address)

 Nevada                000-26425         84-1402416
(State or other      (Commission       (I.R.S. Employer
jurisdiction of      File Number)      Identification No.)
incorporation)

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

     (a) Pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of November 11, 1999 between Epilogue
Corporation, a Delaware corporation ("Epilogue"), and NextPath
Technologies, Inc., a Nevada corporation ("NextPath" or the "Company"), all the outstanding shares of common stock of Epilogue were exchanged for 150,000 shares of common stock of NextPath in a transaction in which NextPath was the surviving company.

     The Merger Agreement was adopted by the unanimous consent of the Board of Directors of Epilogue and approved by the unanimous consent of the shareholders of Epilogue on November 11, 1999. The Merger
Agreement was adopted by the unanimous consent of the Board of Directors of NextPath on November 11, 1999.

     Prior to the merger, Epilogue had 5,000,000 shares of common stock outstanding which shares were exchanged for 150,000 shares of common stock of NextPath. By virtue of the merger, NextPath acquired 100% of the issued and outstanding common stock of Epilogue.

     The officers of NextPath will continue as officers of the successor issuer. See "Management" below. The officers, directors, and by-laws of NextPath will continue without change as the officers, directors, and by-laws of the successor issuer.

     A copy of the Merger Agreement is filed as an exhibit to this Form
8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

     (b) The following table contains information regarding the shareholdings of NextPath's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of the warrants held by each such person or entity):

                                     Amount of Common            Percent of
                                     Stock Beneficially          Common Stock
   Name                              Owned                       Beneficially
                                                                 Owned (1)

James R. Ladd                           2,613,000                     7%
President, Chief Executive
Officer, Treasurer and Director

David A. Nuttle                           500,000  (2)               1.7%
Director

Frederic F. Wolfer, Jr.                   100,000                     *
Vice President and Secretary

Douglas A. McClain                      1,583,000                     5.3%
Director

All directors and                       4,796,000                     16%
executive officers as
a group (4 persons)

* Less than 1% percent

(1)    Based upon 29,972,031 outstanding shares of common stock
       (subsequent to the effectiveness of the merger).
(2) The 500,000 shares are owned by Needful Provisions, Inc., a non-profit organization, of which Mr. Nuttle is the owner and deemed to be the beneficial owner of the shares owned by it.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

     (a) The consideration exchanged pursuant to the Merger Agreement was negotiated between Epilogue and NextPath.

      In evaluating NextPath as a candidate for the proposed merger, Epilogue used criteria such as the value of the assets of NextPath and its subsidiaries, the anticipated operations and acquisitions, material contracts, business name and reputation, quality of management, and current and anticipated operations. Epilogue determined that the consideration for the merger was reasonable.

     (b) NextPath intends to continue to develop its business focusing on renewable food production systems and waste disposal, precision technologies and Internet and e-commerce areas with active acquisition strategies.

BUSINESS

      NextPath was incorporated in Nevada on April 30, 1997 under the name Peak Development, Inc. which was changed to FSC Holdings, Inc.
on May 7, 1997. On January 27, 1998, Compact Power International, Inc. merged into the Company and the Company changed its name to Hyperion Technologies, Inc. which was subsequently changed to NextPath Technologies, Inc. on July 23, 1999.

      The Company is a development stage company designed to serve as a holding company that identifies, acquires, operates and manages state-of-the-art technology companies which have the potential to capture specific market niches. NextPath anticipates that it will work closely with its subsidiaries in management, operations, and finances to build value in preparation for possible future spin-offs.

      NextPath has six wholly-owned subsidiaries of which one is operating. The five non-operating subsidiaries have been created by NextPath to merge with acquisition companies. Laser Wireless, Inc., discussed below, is the operating subsidiary.

ACQUISITION CRITERIA

      NextPath intends to target existing private companies that it perceives to have the following characteristics:

       State-of-the-art technologies that are already in the market or require little research and development investment to become market ready;

       Strong growth potential with improved marketing;

       Compatible or complementary technology with the technologies of at least one other company owned or to be acquired by NextPath.

TARGETED MARKET SECTORS

       NextPath has designed its business plan to pursue acquisitions, licenses, franchises and corporate strategic alliances that will enable it to participate in three main market sectors: (1) precision technology, (2) Internet/E-commerce, and (3) environmental and agricultural.

CURRENT AND ANTICIPATED ACQUISITIONS

PRECISION TECHNOLOGY GROUP

     On October 18, 1999, NextPath acquired Laser Wireless, Inc, a Pennsylvania company, as a wholly-owned subsidiary engaged in the business of designing and manufacturing a wireless laser communication technology which can transmit video, voice, and data through the atmosphere on a beam of light for distances up to 2.5 kilometers. This capability offers a solution for private communications where a leased line cannot be used such as property separated by physical barriers (rivers, highways, parking lots, etc.) which prevent the use of conventional cables.

     Laser Wireless system is DC powered which will enable battery or solar cell operation. The Laser Wireless system features automatic beam steering which provides automatic adjustment of shifts in the laser beam alignment due to changes in atmospheric temperatures causing expansion and contraction of buildings and poles on which the system is mounted.

     NextPath is finalizing negotiations to acquire two additional companies in the precision technology field.

     One company, a New Mexico company located in Albuquerque, New Mexico, is an advanced technology company providing custom real-time motion control and electronic solutions which expertise includes gimbals (positioning devices), camera and electro-optical system design, embedded software development and system engineering and development.
It serves a diverse customer base providing systems ranging from commercial helicopter airborne camera mounts to space-qualified control electronics. NextPath anticipates acquiring this company as a wholly-owned subsidiary and anticipates finalization of the acquisition within the next several weeks. NextPath is finalizing the financing of this acquisition through outside sources. Until completed, there is a possibility that the acquisition will not be closed.

      NextPath is finalizing the acquisition of a New Mexico engineering and manufacturing company specializing in providing innovative solutions primarily based on its patented technology for rotary drive systems used in military, industrial, aerospace, medical and research areas for such applications as positioning antennas and rotating large observatory telescopes. Antenna positioners are the devices that point antennas at a target. Portable antennas such as those used by the military, space craft or television crews require positioners that can lay the antenna flat during transit and then accurately point it at the target. To keep an antenna correctly pointed the positioner must be extremely stiff. NextPath believes that this company's patented rotary drive provides the stiffest drive on the market. This company also produces and sells other products including a
20 lb. capacity tilt gimbal. NextPath anticipates acquiring this company as a wholly-owned subsidiary and anticipates finalization of the acquisition within the next several weeks.  NextPath is finalizing the financing of this
acquisition through outside sources.   Until completed, there is a possibility
that the acquisition will not be closed.

     There is no assurance that NextPath will finalize these or any negotiations or will complete an acquisition or other business combination for these companies or any other company.

INTERNET AND E-COMMERCE GROUP

      NextPath is in discussions with several companies that, if acquired, will form the nucleus of its Internet and e-commerce group.

       NextPath has entered into a preliminary agreement with Universal Systems Solutions, Inc. ("USSI") to acquire up to 30% of its outstanding shares. USSI is developing Global Certified Mail ("GCM"), an on-line certified mail system providing customers with certified mail capabilities directly over the Internet. The customer inputs correspondence on the GCM website, GCM prints the letter, automatically produces the required certification and return-receipt forms and mails the letter. NextPath believes that USSI is the only private company certified and approved by the U.S. Postal Service to offer certified mail services

       NextPath is in discussions to acquire a company which designs and implements Intranets, which are closed networks within a client company, and Extranets, which are private networks between or among a limited number of companies. These Internet, Intranet and Extranet services may include interactive Web-based finance and accounting software, human resources and sales automation functions. NextPath has entered into a preliminary agreement for the acquisition of this company.

       There is no assurance that NextPath will finalize these or any negotiations or will close an acquisition or other business combination for this company or any other company. NextPath utilizes cash and/or its own securities to finance the acquisition. In transactions in which NextPath agrees to acquire a company for cash, it will have to locate financing from third-party sources such as banks or other lending sources or it will have to raise cash through the sale of its securities. There is no assurance that such funding will be available to NextPath when required to close a transaction or if available on terms acceptable to NextPath.

ENVIRONMENTAL TECHNOLOGIES AND VENTURES

      Through the acquisition of one of more companies, NextPath intends to be engaged in environmental clean-up operations, organic farming, and the use and development of renewable fuels by developing MicroEconomic Systems ("MES"). An MES will convert undesirable environmental pollutants such as PCBs, hospital wastes, tires, municipal wastes and sewage, into steam for heating and cooling an integrated greenhouse which is used to grow organic vegetables, herbs, algae, fertilizer, fish farms and other agricultural and aquacultural products. An MES is expected to be productive year-round and not be seasonal in nature. NextPath has had preliminary discussions with companies in this field.

OTHER BUSINESSES

      The Company also holds 1,000 shares of non-voting Series A
Preferred Stock of United Paper, Inc., a Texas corporation, an independent paper distributor to newspapers, publishing companies, and other paper users. Each share of Series A Preferred Stock has the right to priority mandatory cumulative dividends of $120 per year.

RELATED TRANSACTIONS

      One of more of the officers, directors or shareholders of an acquisition company may be affiliated with or an officer or director of NextPath. The Company does not have a policy against acquiring a company affiliated with any of its officers or directors.

BUSINESS STRATEGY

       NextPath anticipates that it will acquire several companies in each of its designated areas. NextPath will acquire such companies through exchange of securities and/or cash. NextPath intends to raise the funds required for its anticipated acquisitions through the sale of its securities or through borrowings from banks or other financial institutions. NextPath does not have any agreements or arrangements for such borrowing and there is no assurance that funds will be available when required for a potential acquisition.

       In formulating its business strategies, NextPath has utilized the services of International Profit Associates ("IPA"), which provides management development, valuation and consultation services to over 70,000 companies worldwide. IPA is assisting NextPath in a wide range of activities including evaluating potential acquisitions to securing financing. NextPath anticipates that IPA will be actively involved in developing the corporate infrastructure for NextPath after the acquisitions are complete.

COMPETITION

     NextPath anticipates that it will primarily acquire companies that are in the developmental or active growth phase which companies will likely face strong competition in their respective markets from larger, more well-financed or more-established companies. There is no assurance that any company that NextPath acquires will be able to successful compete with such companies.

PATENTS AND TRADEMARKS

      NextPath has no patents or trademarks but anticipates that one or more of the companies that it may acquire will have patent protection for proprietary technology.

EMPLOYEES

       The Company has 4 employees.

PROPERTY

       NextPath maintains its administrative offices at 114 South Churton Street, Suite 101, Hillsborough, North Carolina 27278 under a monthly lease of $1,565 per month for approximately 1,000 square feet.

       The Company anticipates that each of the companies that it acquires as subsidiaries will retain their own administrative offices and production facilities.

LITIGATION

       There is no outstanding litigation in which the Company is involved.

DESCRIPTION OF SECURITIES

       The Company has an authorized capitalization of 100,000,000 shares of common stock, $.001 par value per share of which 29,972,031 shares are issued and outstanding and 1,000,000 shares of preferred stock, $.001 par value per share, of which no shares have been designated or issued.

MARKET FOR NEXTPATH'S SECURITIES

      NextPath has been a non-reporting publicly traded company with certain of its securities exempt from registration under the Securities Act of 1933 pursuant to Rules 504 and 506 of Regulation D of the General Rules and Regulations of the Securities and Exchange Commission. NextPath's common stock has been quoted on the NASD OTC Bulletin Board originally under the symbol "HYPE" and since July, 1999, under the symbol "NPTK". The Nasdaq Stock Market has implemented a change in its rules requiring all companies trading securities on the NASD OTC Bulletin Board to become reporting companies under the Securities
Exchange Act of 1934.

     The Company was required to become a reporting company by the close of business on December 15, 1999. NextPath has effected the merger with Epilogue and has become a successor issuer thereto in order to comply with the reporting company requirements implemented by the Nasdaq Stock Market.

     The following table represents the average prices for the Company's common stock for the following periods:

                 Quarter Ending             High Bid           Low Bid
                 June, 1998                 $ .50               $ .38
                 September, 1998              .44                 .38
                 December, 1998               .63                 .38
                 March, 1999                 1.00                 .44
                 June, 1999                  2.38                 .88
                 September, 1999             7.25                1.86

       Bid prices for the OTC Bulletin Board reflect inter-dealer prices, do not include retail mark-ups, mark-downs and commissions, and do not necessarily reflect actual transactions.

MANAGEMENT

                    Name                   Age       Title

            James R. Ladd                   53        President, Chief
            Executive Officer,
            Treasurer and Director
            David A. Nuttle                 63        Director
            Frederic F. Wolfer, Jr.         61        Vice President and
                                                      Secretary
            Douglas A. McClain              48        Director

      All directors of the Company hold office until the next annual meeting of shareholders or until their successors are elected and qualified. At present, the Company's Bylaws provide for not less than one nor more than five directors. Currently, there are three directors of the Company. The Bylaws permit the Board of Directors to fill any vacancy and such director may serve until the next annual meeting of shareholders or until his successor is elected and qualified. Officers serve at the discretion of the Board of Directors.

      James R. Ladd has served as the President, Chief Executive Officer, Treasurer and a director since 1998. From 1996 to 1998, Mr. Ladd worked as an independent consultant assisting new companies in early developmental stages. From 1992 to 1996, Mr. Ladd served as Chief Executive Officer, President and Chairman of Demeter BioTechnologies, Ltd. (now Demegen, Inc.), a Durham, North Carolina biotechnology company.

      David A. Nuttle has served as a director since 1998. From 1990 to 1997, Mr. Nuttle was self-employed and worked on assorted new technological inventions and processes. Mr. Nuttle received a Bachelor of Science degree from Kansas State University in 1958.

      Frederic F. Wolfer has served as Vice President and Secretary since November, 1999. From 1991 to 1998, Mr. Wolfer was founder and served as Chief Executive Officer of Controlled Environment Technologies, Inc., a technology consulting firm. In 1997, Mr. Wolfer served as the Country Director for Russia at the Citizens Network for Foreign Affairs, Washington, D.C. Mr. Wolfer received a Bachelor of Arts degree from University of North Carolina at Chapel Hill in 1960, a Masters of Arts Degree from Central Washington State University, Ellensburg,
Washington, in 1973, and pursued Ph.D. studies at George Washington University, Washington, D.C. from 1978 to 1983.

      Douglas A. McClain, has served as a director since November, 1999. Since 1997, Mr. McClain has served as a senior executive at IPA Advisory and Intermediary Services, Buffalo Grove, Illinois. From 1993 to 1997, Mr. McClain served as a private consultant to small businesses.
From 1969 to 1970, Mr. McClain attended the Georgia Institute of
Technology and from 1972 to 1973, Mr. McClain attended the Mount
Royal Theology Seminary, Baltimore, Maryland.

EXECUTIVE COMPENSATION

      Mr. Ladd, President and Chief Executive Officer, has not received any compensation for his services in 1999. No officer or director has received in excess of $100,000 in compensation in 1999.

RISK FACTORS

      NEXTPATH IS CURRENTLY OPERATING AT A LOSS. Until the recent acquisition of Laser Wireless, Inc., NextPath has had no operations or revenues and NextPath has borrowed funds or sold its securities to begin its operations. Its ability to develop operations is dependent upon its ability to acquire companies for which it will need to raise capital through the placement of its securities or from other debt or equity financing. If the Company is not able to raise such financing or to obtain alternative sources of funding, management will be required to curtail operations. There is no assurance that the Company will be able to continue to operate if additional sales cannot be generated.

     NEXTPATH HAS A LIMITED OPERATING HISTORY. NextPath has only a limited history of operations which to date have not been profitable. Its operations are subject to the risks and competition inherent in the establishment of a relatively new business enterprise. There can be no assurance that future operations will be profitable. Revenues and profits, if any, will depend upon various factors, including market acceptance of its concepts, market awareness, reliability and acceptance of the Internet, dependability of its distribution network, and general economic conditions. There is no assurance that NextPath will achieve its expansion goals and the failure to achieve such goals would have an adverse impact on it.

     POSSIBLE INABILITY TO FINANCE ACQUISITIONS. In transactions in which NextPath agrees to acquire a company for cash, it will have to locate financing from third-party sources such as banks or other lending sources or it will have to raise cash through the sale of its securities. There is no assurance that such funding will be available to NextPath when required to close a transaction or if available on terms acceptable to NextPath.

       OPERATION OF LASER WIRELESS BUSINESS INVOLVES THE USE OF LASERS.
The Company's subsidiary, Laser Wireless, utilizes lasers. Although the lasers are of relatively low power and to be located in unpopulated areas such as rooftops, and the laser devices are marked with "hazard" signs, there can be no assurance that passersby will not cross the path of a laser, causing damage to the eyes or causing other health hazards.

      UNFORESEEN RISKS OF ACQUIRED COMPANIES. Companies that may be acquired by NextPath or with which NextPath enters into business relationships may face competition from more-established or better financed companies. In addition, any one or more of these companies may produce or manufacture equipment, technology or other goods that pose inherent risks in production or operation. It is impossible to foresee these risks herein, but the Company will consider such risks before entering into any business combination.

      THE COMPANY'S ACQUISITION PROGRAM MAY LEAD TO UNDERTAIN
LIABILITIES. NextPath is currently engaged in an active acquisition program. Although the Company prudently evaluates all potential acquisitions, the acquisition of going concerns could potentially lead to the acquisition of the target company's liabilities, including patent and trademark infringement claims, product liability claims, breach of contract claims, or shareholder derivative claims. There can be no assurance that any companies that the Company acquires are free of potential liabilities.

      COMPETITION FROM LARGER AND MORE ESTABLISHED COMPANIES MAY
HAMPER MARKETABILITY. NextPath and its subsidiaries may face intense competition from similar, more well-established competitors, including national, regional and local companies possessing substantially greater financial, marketing, personnel and other resources than NextPath.
NextPath may not be able to market or sell its products if faced with direct product competition from these larger or more established companies.

      PATENTS, TRADEMARK PROTECTION AND PROPRIETARY MARKS.
Notwithstanding any potential registration of patents and certain trade names with the United States Patent Office and the United States
Trademark Office, there is no assurance that NextPath or its subsidiaries would be able to enforce against use of any of the proprietary products or marks of its subsidiaries. There is also no assurance that NextPath will be able to prevent competitors from using the same or similar products, names, marks, concepts or appearances of it or its subsidiaries or that it will have the financial resources necessary to protect its marks against infringing use.

     ISSUANCE OF FUTURE SHARES MAY DILUTE INVESTORS' SHARE VALUE. The Articles of Incorporation as amended of NextPath authorizes the issuance of 100,000,000 shares of common stock. The future issuance of all or part of the remaining authorized common stock may result in substantial dilution in the percentage of the Company's common stock held by its then existing shareholders. Moreover, any common stock issued in the future may be valued on an arbitrary basis by NextPath. The issuance of the Company's shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by investors, and might have an adverse effect on any trading market.

         CURRENT TRADING MARKET FOR THE COMPANY'S SECURITIES.
NextPath's common stock is traded on the OTC Bulletin Board operated by Nasdaq under the symbol NPTK. NextPath did not file a registration statement with the Securities and Exchange Commission and has not been a reporting company under the Securities Exchange Act of 1934. The
Nasdaq Stock Market has implemented a change in its rules requiring all companies trading securities on the OTC Bulletin Board to be registered as a reporting company. The Company was required to become a reporting company by the close of business on December 15, 1999. NextPath has effected the merger with Epilogue and has become a successor issuer thereto in order to comply with the reporting company requirements implemented by the Nasdaq Stock Market.

        PENNY STOCK REGULATION. The Company's common stock may be deemed a penny stock. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the Nasdaq Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the Company's securities. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. As of the date of this report, the trading price of NextPath's common stock is in excess of $5.00 per share, although there can be no assurance that the price of the Company's securities will maintain such a level.

        COMPUTER SYSTEMS REDESIGNED FOR YEAR 2000. Many existing computer programs use only two digits to identify a year in such program's date field. These programs were designed and developed without consideration of the impact of the change in the century for which four digits will be required to accurately report the date. If not corrected, many computer applications could fail or create erroneous results by or following the year 2000 (the "Year 2000 problem"). Many of the computer programs containing such date language problems have been corrected by the companies or governments operating such programs. Many of the Company's potential operations are highly dependent on computers and the Internet. The Company cannot predict with certainty what will be the effect of the Year 2000 problem on the Internet or electronic commerce.
The Company does not know what steps, if any, have been taken by any of its potential suppliers in regard to the Year 2000 problems. It is impossible to predict if the basic utilities serving the Company or suppliers will continue uninterrupted.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

            Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            Not applicable.

ITEM 5.     OTHER EVENTS

            Successor Issuer Election.

       Upon effectiveness of the merger, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, NextPath became the successor issuer to Epilogue Corporation for reporting purposes under the Securities Exchange Act of 1934 and elects to reports under the Act effective November 12, 1999.

ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

      The President and sole director of Epilogue Corporation, James M. Cassidy, resigned such offices as a result of the merger with NextPath. The officers and directors of NextPath will continue as the officers and directors of the successor issuer.

ITEM 7.     FINANCIAL STATEMENTS

      No financial statements are filed herewith. The Registrant shall file financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed.

ITEM 8.     CHANGE IN FISCAL YEAR

      The Company has a December 31 year end.

EXHIBITS

2.1 Agreement and Plan of Merger between Epilogue Corporation and NextPath Technologies, Inc., dated as of November 11, 1999

3.1* Articles of Incorporation of NextPath Technologies, Inc., as amended

3.2*        By-Laws of NextPath Technologies, Inc.

21.1        List of Subsidiaries of NextPath Technologies, Inc.

24.1*       Consent of accountants

27.1*       Financial Data Schedule

______
* To be filed by amendment


                     SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NEXTPATH TECHNOLOGIES, INC.


                                  By /s/ James Ladd
                                         President,
                                         Chief Executive Officer


Date: November 11, 1999